UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

Athira Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39503	45-3368487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18706 North Creek Parkway, Suite 104
Bothell, WA 98011

(Address of principal executive offices, including zip code)

(425) 620-8501

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ATHA	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act). ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Athira Pharma, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Company had 38,326,652 shares of common stock outstanding on March 26, 2024, the record date for the Annual Meeting. At the Annual Meeting, 27,358,709 shares of the Company’s common stock, or approximately 71.38% of the total shares entitled to vote, were present or represented by proxy.

The following sets forth the final results of the voting at the Annual Meeting, as certified by a representative of C.T. Hagberg, LLC, the independent inspector of elections for the Annual Meeting. The proposals considered at the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on April 9, 2024.

Proposal No. 1 – Election of Class I Directors

The stockholders elected the three candidates nominated by the Company’s Board of Directors (the “Board”) to serve as directors of the Company until the annual meeting of stockholders to be held in 2027 or until their successors are elected and qualified, or until their earlier death, resignation or removal. The following sets forth the results of the voting with respect to each candidate:

Nominees of the Board	For	Withhold	Broker Non-Votes
Barbara Kosacz	16,194,646	4,121,308	7,042,755
Mark Litton	18,117,972	2,197,982	7,042,755
Michael Panzara	17,787,498	2,528,456	7,042,755

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
27,199,785	59,069	99,855	0

Proposal No. 3 – Approval of an Amendment to the Company's Amended and Restated Certificate of Incorporation

The stockholders approved an amendment to the Company's amended and restated certificate of incorporation to limit the liability of officers as permitted by Delaware law. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
19,365,835	602,307	347,812	7,042,755

A conformed copy of the amendment to the Company’s amended and restated certificate of incorporation that was filed with the Secretary of State of the State of Delaware is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Athira Pharma, Inc. dated May 23, 2024 (conformed copy).

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Athira Pharma, Inc.

Date:	May 29, 2024	By:	/s/ Mark Litton
Mark Litton
President and Chief Executive Officer